Exhibit 99.1

JFrog Completes Acquisition of Vdoo

The acquisition delivers end-to-end continuous security from development to device in a unified DevOps platform

SUNNYVALE, Calif., July 19, 2021 — JFrog Ltd. (“JFrog”) (NASDAQ: FROG), the liquid software company, today announced the closing of the previously reported acquisition of product security company Vdoo Connected Trust Ltd. (“Vdoo”).

The acquisition fuels JFrog’s security and runtime technology expansion, aiming to deliver a holistic security solution, as part of JFrog’s DevOps Platform, from development all the way to edges, IoT and devices.

The deal is valued at approximately $300 million, subject to adjustments as set forth in the purchase agreement for a cash-free, debt-free basis, comprised of approximately $210 million in cash and 1,934,198 in JFrog ordinary shares.

JFrog will share financial and operational updates during its second quarter earnings call on August 5th, 2021.

About JFrog

JFrog, the creator of the DevOps platform, is on a “Liquid Software” mission to enable the flow of software seamlessly and securely from the developer’s keystrokes to production. The end-to-end, hybrid JFrog Platform provides the tools and visibility required by modern software development organizations to fully embrace the power of DevOps. JFrog’s universal, multi-cloud DevOps platform is available as open-source, self-managed and SaaS services on AWS, Microsoft Azure and Google Cloud. JFrog is trusted by millions of users and thousands of customers, including a majority of the Fortune 100 companies that depend on JFrog solutions to manage their mission-critical software delivery pipelines. Learn more at jfrog.com.

Cautionary Statement

This press release contains forward-looking statements as that term is defined in the U.S. federal securities laws. Examples of such forward-looking statements include statements regarding the acquisition of Vdoo, our leadership position in the markets in which we participate, our ability to meet market demands and our expectations regarding the acquisition of Vdoo by us, including our ability to successfully integrate the acquisition into our business operations, including the DevOps platform, and realize anticipated benefits and synergies from the acquisition. These forward-looking statements are based on JFrog’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause JFrog’s actual results, performance, achievements to differ materially from those expressed or implied in any forward-looking statement.

By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, which give rise to the possibility that expectations, predictions, forecasts, projections and other forward-looking statements will not be achieved. Certain material factors or assumptions are applied in making forward-looking statements and actual results may differ materially from those expressed or implied in such statements. JFrog cautions readers not to place undue reliance on these statements as a number of important factors, many of which are beyond our control, could cause JFrog’s actual results to differ materially from the beliefs, plans, objectives, expectations, anticipations, estimates and intentions expressed in such forward-looking statements. These factors include, but are not limited to, our ability to timely and successfully complete the acquisition, our ability to successfully integrate Vdoo’s technology into our offerings; our and Vdoo’s ability to provide continuity to our respective customers following the acquisition, and our ability to realize innovations following the acquisition.

Additional risks applicable to JFrog are identified in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2020, our quarterly report on Form 10-Q for the quarter ended March 31, 2021, and other filings and reports that we may file from time to time with the Securities and Exchange Commission. Forward-looking statements represent our beliefs and assumptions only as of the date of this press release. We assume no obligation and do not intend to update these forward-looking statements, except as required by law or applicable regulation.

Investor Contact:
JoAnn Horne
jhorne@marketstreetpartners.com

Media Contact:

BOCA Communications

sammy@bocacommunications.com